UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2021

AYALA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39279	82-3578375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Oppenheimer 4

Rehovot 7670104, Israel

(Address of principal executive offices) (Zip Code)

+972-8-373-1541

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AYLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On February 19, 2021, Ayala Pharmaceuticals, Inc. (the “Company”, “we”, “us”, and “our”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Investors”).

Pursuant to the Purchase Agreement, the Company agreed to sell (i) an aggregate of 333,333 shares of its common stock (the “Shares”), par value $0.01 per share (the “Common Stock”), together with warrants to purchase an aggregate of 116,666 shares of Common Stock with an exercise price of $18.10 per share (the “Common Warrants”), for an aggregate purchase price of $4,999,995.00 and (ii) pre-funded warrants to purchase an aggregate of 1,333,333 shares of Common Stock with an exercise price of $0.01 per share (the “Pre-Funded Warrants” and collectively with the Common Warrants, the “Warrants”), together with an aggregate of 466,666 Common Warrants, for an aggregate purchase price of $19,986,661.67 (collectively, the “Private Placement”). The closing of the Private Placement is expected to occur on or about February 23, 2021.

The exercise price and the number of shares of Common Stock issuable upon exercise of each Warrant are subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock. In addition, in certain circumstances, upon a fundamental transaction, a holder of Common Warrants will be entitled to receive, upon exercise of the Common Warrants, the kind and amount of securities, cash or other property that such holder would have received had they exercised the Warrants immediately prior to the fundamental transaction. The Pre-Funded Warrants will be automatically exercised on cashless basis upon the occurrence of a fundamental transaction. Each Common Warrant is exercisable from the date of issuance and has a term of three years and each Pre-Funded Warrant is exercisable from the date of issuance and has a term of ten years. Pursuant to the Purchase Agreement, the Company agreed to use reasonable best efforts to register the Shares and Warrants for resale by the Investors on a registration statement on Form S-3 promptly following the date such form is available for use by the Company, but in no event later than June 15, 2021.

The Company intends to use the net proceeds from the Private Placement to advance the development of AL102 for the treatment of desmoid tumors into a pivotal Phase 2/3 study, for product pipeline development and for general corporate purposes. Based on the Company’s current plans, it believes that its existing cash and cash equivalents and short-term restricted bank deposits, together with the expected net proceeds from the Private Placement, will be sufficient to fund its operating expenses and capital expenditure requirements into 2023.

The Private Placement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The Investors have represented to the Company that they are acquiring the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends will be affixed to the securities issued in this transaction.

The foregoing summaries of the Purchase Agreement and Warrants do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and Forms of Warrants, which are filed as Exhibits 10.1, 4.1 and 4.2 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01 Other Events

The Company is also providing the following business updates:

The Company plans to initiate its pivotal Phase 2/3 study of AL102 for the treatment of desmoid tumors in the first half of 2021 and to present data from its Phase 2 studies of AL101 for the treatment of recurrent/metastatic adenoid cystic carcinoma and triple negative breast cancer later in 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Common Warrant.

4.2	Form of Pre-Funded Warrant.

10.1#	Securities Purchase Agreement, dated February 19, 2021, by and among Ayala Pharmaceuticals, Inc. and the Investors named therein.

# The representations and warranties contained in this agreement were made only for purposes of the transactions contemplated by the agreement as of specific dates and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable under securities laws, among other limitations. The representations and warranties were made for purposes of allocating contractual risk between the parties to the agreement and should not be relied upon as a disclosure of factual information relating to the Company, the Investors or the transactions described in this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on (the “Form 8-K”) Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including statements relating to the sufficiency of our cash, cash equivalents, restricted banks deposits and the net proceeds from the Private Placement to fund our operating expenses and capital expenditure requirements, the timing of clinical trials and studies, the closing of the Private Placement, and the use of proceeds from the Private Placement. These forward-looking statements are based on management’s current expectations. The words “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of the COVID-19 pandemic on our operations, including our preclinical studies and clinical trials, and the continuity of our business; we have incurred significant losses, are not currently profitable and may never become profitable; our need for additional funding; our expectations regarding our cash runway; our limited operating history and the prospects for our future viability; the lengthy, expensive, and uncertain process of clinical drug development, including potential delays in regulatory approval; our requirement to pay significant payments under product candidate licenses; the approach we are taking to discover and develop product candidates and whether it will lead to marketable products; the expense, time-consuming nature and uncertainty of clinical trials; enrollment and retention of patients; potential side effects of our product candidates; our ability to develop or to collaborate with others to develop appropriate diagnostic tests; protection of our proprietary technology and the confidentiality of our trade secrets; potential lawsuits for, or claims of, infringement of third-party intellectual property or challenges to the ownership of our intellectual property; risks associated with international operations; our ability to retain key personnel and to manage our growth; the potential volatility of our common stock; costs and resources of operating as a public company; unfavorable or no analyst research or reports; and securities class action litigation against us. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended September 30, 2020 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 16, 2020 and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYALA PHARMACEUTICALS, INC.

Date: February 22, 2021	By:	/s/ Roni Mamluk
Name: Roni Mamluk, Ph.D.
Title: President and Chief Executive officer